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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 9, 2007

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

            Nevada                                        88-0408274
  ---------------------------                     ---------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
         Incorporation)
                                    001-32202
                            ------------------------
                            (Commission File Number)

             6370 Nancy Ridge Drive, Suite 112                           92121
                   San Diego, California                               --------
          ---------------------------------------                      Zip Code
         (Address of Principal Executive Offices)

                                 (858) 657-0287
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================



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ITEM 8.01         OTHER EVENTS.

         On March 9, 2007, we posted a letter to our website from our President and Chief Executive Officer, James R. Gavin, III, M.D., Ph.D. A copy of this letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1  Letter to Shareholders


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2007                          MICROISLET, INC.


                                             By: /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer


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